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                 PROSPECTUS SUPPLEMENT, DATED JANUARY 13, 2010,
                   TO THE PROSPECTUS, DATED JULY 30, 2009, FOR
                 RIVERSOURCE SHORT DURATION U.S. GOVERNMENT FUND
                                   (THE FUND)

On September 30, 2009, Ameriprise Financial, Inc., the parent company of RiverSource Investments, LLC, the Fund's investment manager (RiverSource), announced the acquisition of the long-term asset management business of Columbia Management Group, LLC, and its affiliated companies (Columbia) (the Columbia Transaction). The Columbia Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010 (the "Closing").

In connection with the anticipated integration of the long-term asset management businesses of Columbia and RiverSource following the Closing, RiverSource has determined that the Fund's portfolio manager primarily responsible for overseeing the Fund's investments, effective upon and subject to the Closing, will be as follows:

TODD WHITE

-    Sector Leader of the liquid and structured assets sector team.

-    Joined RiverSource Investments in 2008.

- Managing Director, Global Head of the Asset-Backed and Mortgage-Backed Securities businesses, and North American Head of the Interest Rate business, HSBC, 2004 to 2008; Managing Director and Head of Business for Mortgage Pass-Through and Options, Lehman Brothers, 2000 to 2004.

-    Began investment career in 1986.

-    BS, Indiana University

Pending the Closing, each of the portfolio manager(s) set forth in the Fund's prospectus is expected to continue in his or her current role.